                                   AMENDMENT

                           dated as of May 31, 1996

                                      to

          Insurance and Indemnity Agreement dated as of March 14, 1996 among
                         Financial Security Assurance Inc.
                    Olympic Automobile Receivables Trust, 1996-A
                               Olympic First GP Inc.
                              Olympic Second GP Inc.
                          Olympic Receivables Finance Corp.
                                      and
                              Olympic Financial Ltd.

         Insurance and Indemnity Agreement dated as of December 6, 1995 among
                        Financial Security Assurance Inc.
                  Olympic Automobile Receivables Trust, 1995-E
                             Olympic First GP Inc.
                             Olympic Second GP Inc.
                        Olympic Receivables Finance Corp.
                                      and
                             Olympic Financial Ltd.

          Insurance and Indemnity Agreement dated as of September 21, 1995 among
                        Financial Security Assurance Inc.
                  Olympic Automobile Receivables Trust, 1995-D
                             Olympic First GP Inc.
                             Olympic Second GP Inc.
                        Olympic Receivables Finance Corp.
                                      and
                             Olympic Financial Ltd.

            Insurance and Indemnity Agreement dated as of June 15, 1995 among
                       Financial Security Assurance Inc.
                  Olympic Automobile Receivables Trust, 1995-C
                             Olympic First GP Inc.
                             Olympic Second GP Inc.
                       Olympic Receivables Finance Corp.
                                      and
                             Olympic Financial Ltd.

          Insurance and Indemnity Agreement dated as of March 15, 1995 among

                        Financial Security Assurance Inc.
                  Olympic Automobile Receivables Trust, 1995-B
                              Olympic First GP Inc.
                             Olympic Second GP Inc.
                       Olympic Receivables Finance Corp.
                                      and
                             Olympic Financial Ltd.

         Insurance and Indemnity Agreement dated as of February 9, 1995 among
                        Financial Security Assurance Inc.
                  Olympic Automobile Receivables Trust, 1995-A
                       Olympic Receivables Finance Corp.
                                      and
                             Olympic Financial Ltd.

                                    Amendment
                                       to
                       Insurance and Indemnity Agreements

          Amendment to Insurance and Indemnity Agreement dated as of March 14, 1996, (the "Series 1996-A Insurance and Indemnity Agreement"), Insurance and Indemnity Agreement dated as of December 6, 1995 (the "Series 1995-E Insurance and Indemnity Agreement"), Insurance and Indemnity Agreement dated as of September 21, 1995, as amended by that certain Amendment No. 2 ("Amendment No. 2") to Insurance and Indemnity Agreements dated as of December 6, 1995 (as amended, the "Series 1995-D Insurance and Indemnity Agreement"), Insurance and Indemnity Agreement dated as of June 15, 1995, as amended by Amendment No. 2 (as amended, the "Series 1995-C Insurance and Indemnity Agreement"), Insurance and Indemnity Agreement dated as of March 15, 1995, as amended by that certain Amendment No. 1 to Insurance and Indemnity Agreements ("Amendment No. 1") dated as of June 15, 1996, and as further amended by Amendment No. 2 (as amended, the "Series 1995-B Insurance and Indemnity Agreement"), Insurance and Indemnity Agreement dated as of February 9, 1995, as amended by Amendment No. 1, and as further amended by Amendment No. 2 (as amended, the "Series 1995-A Insurance and Indemnity Agreement"), (each, an "Insurance and Indemnity Agreement," and collectively, the "Insurance and Indemnity Agreements"), dated as of May 31, 1996 ("Amendment to the Insurance and Indemnity Agreements"), among Financial Security Assurance Inc., Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A, Olympic First GP Inc., Olympic Second GP Inc., Olympic Receivables Finance Corp., and Olympic Financial Ltd, in each case with respect to each Insurance and Indemnity Agreement with respect to which such person is a party.

          WHEREAS, the respective parties to each Insurance and Indemnity Agreement (the "Respective Parties") have heretofore executed such Insurance and Indemnity Agreement;

          WHEREAS, the Respective Parties to each Insurance and Indemnity Agreement wish to amend such Agreement.

          NOW, THEREFORE, the Respective Parties to each Insurance and Indemnity Agreement agree that such Agreement is hereby amended as follows:

          Section 1.  AMENDMENT TO SERIES 1996-A INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (l) of Section 5.01 in the Series 1996-A Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (l) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.65%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-A Closing Date, (B) 6.98%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-A Closing Date, (C) 9.64%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-A Closing Date, (D) 11.71%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-A Closing Date, (E) 12.69%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-A Closing Date, (F) 13.86%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-A Closing Date, (G) 14.96%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-A Closing Date, (H) 15.89%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-A Closing Date, (I) 16.68%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-A Closing Date, (J) 17.40%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-A Closing Date, (K) 17.87%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-A Closing Date, (L) 18.26%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-A Closing Date, (M) 18.54%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-A Closing Date, (N) 18.74%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-A Closing Date, (O) 18.94%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-A Closing Date, (P) 19.07%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-A Closing Date, (Q) 19.16%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-A
          Closing Date, (R) 19.24%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-A Closing Date, (S) 19.28%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-A Closing Date, (T) 19.33%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-A Closing Date, (U)
          19.36%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-A Closing Date, (V) 19.38%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-A Closing Date,
          (W) 19.40%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-A Closing Date, or (X) 19.43%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-A Closing Date.

          (b) Paragraph (m) of Section 5.01 in the Series 1996-A Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (m) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.77%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-A Closing Date, (B) 3.29%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-A Closing Date, (C) 4.51%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-A Closing Date, (D) 5.37%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-A Closing Date, (E) 5.81%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-A Closing Date, (F) 6.24%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-A Closing Date, (G) 6.62%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-A Closing Date, (H) 6.96%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-A
          Closing Date, (I) 7.22%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-A Closing Date, (J) 7.48%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-A Closing Date, (K) 7.63%, with respect to any Determination
          Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-A Closing Date, (L)
          7.78%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-A Closing Date, (M) 7.88%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-A Closing Date,
          (N) 7.97%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-A Closing Date, (O) 8.06%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-A Closing Date, (P) 8.12%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-A Closing Date, (Q) 8.16%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-A
          Closing Date, (R) 8.20%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-A Closing Date, (S) 8.23%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-A Closing Date, (T) 8.25%, with respect to any Determination
          Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-A Closing Date, (U)
          8.27%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-A Closing Date, (V) 8.29%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-A Closing Date,
          (W) 8.30%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-A Closing Date, or (X) 8.32%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-A Closing Date.

          Section 2.  AMENDMENT TO SERIES 1995-E INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (l) of Section 5.01 in the Series 1995-E Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (l) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.63%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-E Closing Date, (B) 6.95%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-E Closing Date, (C) 9.56%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-E Closing Date, (D) 11.58%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-E Closing Date, (E) 12.53%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-E Closing Date, (F) 13.63%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-E Closing Date, (G) 14.68%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-E Closing Date, (H) 15.58%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-E Closing Date, (I) 16.34%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-E Closing Date, (J) 17.05%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-E Closing Date, (K) 17.49%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-E Closing Date, (L) 17.87%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-E Closing Date, (M) 18.13%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-E Closing Date, (N) 18.32%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-E Closing Date, (O) 18.51%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-E Closing Date, (P) 18.64%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-E Closing Date,
          (Q) 18.72%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-E Closing Date, (R) 18.80%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-E
          Closing Date, (S) 18.84%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-E Closing Date, (T) 18.89%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-E Closing Date, (U) 18.93%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-E Closing Date, (V)
          18.95%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-E Closing Date, (W) 18.97%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-E Closing Date, or (X) 18.99%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-E Closing Date.

          (b) Paragraph (m) of Section 5.01 in the Series 1995-E Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (m) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.75%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-E Closing Date, (B) 3.27%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-E Closing Date, (C) 4.46%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-E Closing Date, (D) 5.32%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-E Closing Date, (E) 5.75%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-E Closing Date, (F) 6.17%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-E Closing Date, (G) 6.54%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-E Closing Date, (H) 6.89%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-E Closing Date, (I) 7.16%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-E Closing Date, (J) 7.43%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-E Closing Date, (K) 7.58%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-E Closing Date, (L) 7.73%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-E Closing Date, (M) 7.82%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-E Closing Date, (N) 7.91%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-E Closing Date, (O) 8.00%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-E Closing Date, (P) 8.05%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-E Closing Date, (Q) 8.09%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-E Closing Date, (R) 8.13%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-E Closing Date, (S) 8.16%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-E Closing Date, (T) 8.18%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-E Closing Date, (U) 8.20%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-E Closing Date, (V) 8.22%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-E Closing Date, (W) 8.23%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-E Closing Date, or (X) 8.24%, with respect to any Determination Date occurring after the

          69th calendar month succeeding the Series 1995-E Closing Date.

          Section 3.  AMENDMENT TO SERIES 1995-D INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (l) of Section 5.01 in the Series 1995-D Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (l) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.62%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-D Closing Date, (B) 6.92%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-D Closing Date, (C) 9.51%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-D Closing Date, (D) 11.49%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-D Closing Date, (E) 12.42%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-D Closing Date, (F) 13.47%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-D Closing Date, (G) 14.48%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-D Closing Date, (H) 15.37%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-D Closing Date, (I) 16.12%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-D Closing Date, (J) 16.82%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-D Closing Date, (K) 17.24%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-D Closing Date, (L) 17.60%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-D Closing Date, (M) 17.85%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-D Closing Date, (N) 18.04%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-D Closing Date, (O) 18.22%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-D Closing Date,
          (P) 18.35%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-D Closing Date, (Q) 18.43%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-D
          Closing Date, (R) 18.50%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-D Closing Date, (S) 18.55%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-D Closing Date, (T) 18.59%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-D Closing Date, (U)
          18.63%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-D Closing Date, (V) 18.65%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-D Closing Date,
          (W) 18.67%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-D Closing Date, or (X) 18.69%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-D Closing Date.

          (b) Paragraph (m) of Section 5.01 in the Series 1995-D Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (m) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.73%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-D Closing Date, (B) 3.25%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-D Closing Date, (C) 4.43%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-D Closing Date, (D) 5.28%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-D Closing Date, (E) 5.71%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-D Closing Date, (F) 6.12%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-D
          Closing Date, (G) 6.49%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-D Closing Date, (H) 6.84%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-D Closing Date, (I) 7.12%, with respect to any Determination
          Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-D Closing Date, (J)
          7.39%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-D Closing Date, (K) 7.54%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-D Closing Date,
          (L) 7.69%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-D Closing Date, (M) 7.78%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-D
          Closing Date, (N) 7.87%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-D Closing Date, (O) 7.96%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-D Closing Date, (P) 8.01%, with respect to any Determination
          Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-D Closing Date, (Q)
          8.04%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-D Closing Date, (R) 8.08%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-D Closing Date,
          (S) 8.11%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-D Closing Date, (T) 8.13%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-D
          Closing Date, (U) 8.15%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-D Closing Date, (V) 8.17%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-D Closing Date, (W) 8.18%, with respect to any Determination
          Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-D Closing Date, or (X) 8.19%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-D Closing Date.

          Section 4.  AMENDMENT TO SERIES 1995-C INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (l) of Section 5.01 in the Series 1995-C Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (l) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.62%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-C Closing Date, (B) 6.92%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-C Closing Date, (C) 9.50%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-C Closing Date, (D) 11.47%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-C Closing Date, (E) 12.39%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-C Closing Date, (F) 13.43%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-C Closing Date, (G) 14.43%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-C Closing Date, (H) 15.31%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-C Closing Date, (I) 16.06%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-C Closing Date, (J) 16.75%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-C Closing Date, (K) 17.17%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-C Closing Date, (L) 17.54%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-C Closing Date, (M) 17.78%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-C Closing Date, (N) 17.96%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-C
          Closing Date, (O) 18.15%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-C Closing Date, (P) 18.27%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-C Closing Date, (Q) 18.35%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-C Closing Date, (R)
          18.42%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-C Closing Date, (S) 18.47%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-C Closing Date,
          (T) 18.51%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-C Closing Date, (U) 18.55%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-C
          Closing Date, (V) 18.57%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-C Closing Date, (W) 18.59%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-C Closing Date, or (X) 18.61%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-C Closing Date.

          (b) Paragraph (m) of Section 5.01 in the Series 1995-C Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (m) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.73%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-C Closing Date, (B) 3.24%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-C Closing Date, (C) 4.42%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-C Closing Date, (D) 5.27%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-C Closing Date, (E) 5.69%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-C Closing Date, (F) 6.10%, with respect to any Determination
          Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-C Closing Date, (G)
          6.48%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-C Closing Date, (H) 6.83%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-C Closing Date,
          (I) 7.11%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-C Closing Date, (J) 7.38%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-C
          Closing Date, (K) 7.53%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-C Closing Date, (L) 7.68%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-C Closing Date, (M) 7.77%, with respect to any Determination
          Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-C Closing Date, (N)
          7.86%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-C Closing Date, (O) 7.94%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-C Closing Date,
          (P) 7.99%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-C Closing Date, (Q) 8.03%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-C
          Closing Date, (R) 8.07%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-C Closing Date, (S) 8.10%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-C Closing Date, (T) 8.12%, with respect to any Determination
          Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-C Closing Date, (U)
          8.14%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-C Closing Date, (V) 8.15%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-C Closing Date,
          (W) 8.16%, with respect
          to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-C
          Closing Date, or (X) 8.18%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series
          1995-C Closing Date.

          Section 5.  AMENDMENT OF SERIES 1995-B INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (n) of Section 5.01 in the Series 1995-B Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (n) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.63%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-B Closing Date, (B) 6.93%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-B Closing Date, (C) 9.52%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-B Closing Date, (D) 11.51%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-B Closing Date, (E) 12.45%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-B Closing Date, (F) 13.51%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-B Closing Date, (G) 14.53%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-B Closing Date, (H) 15.42%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-B Closing Date, (I) 16.17%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-B Closing Date, (J) 16.87%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-B Closing Date, (K) 17.29%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-B Closing Date, (L) 17.67%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-B Closing Date, (M) 17.91%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-B Closing Date, (N) 18.10%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-B Closing Date, (O)
          18.29%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-B Closing Date, (P) 18.42%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-B Closing Date,
          (Q) 18.50%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-B Closing Date, (R) 18.57%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-B
          Closing Date, (S) 18.62%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-B Closing Date, (T) 18.66%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-B Closing Date, (U) 18.70%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-B Closing Date, (V)
          18.72%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-B Closing Date, (W) 18.74%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-B Closing Date, or (X) 18.76%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-B Closing Date.

          (b) Paragraph (o) of Section 5.01 in the Series 1995-B Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (o) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.73%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-B Closing Date, (B) 3.25%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-B Closing Date, (C) 4.44%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-B Closing Date, (D) 5.29%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-B Closing Date, (E) 5.72%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-B
          Closing Date, (F) 6.13%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-B Closing Date, (G) 6.50%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-B Closing Date, (H) 6.85%, with respect to any Determination
          Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-B Closing Date, (I)
          7.13%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-B Closing Date, (J) 7.40%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-B Closing Date,
          (K) 7.55%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-B Closing Date, (L) 7.70%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-B
          Closing Date, (M) 7.79%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-B Closing Date, (N) 7.88%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-B Closing Date, (O) 7.97%, with respect to any Determination
          Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-B Closing Date, (P)
          8.02%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-B Closing Date, (Q) 8.05%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-B Closing Date,
          (R) 8.09%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-B Closing Date, (S) 8.12%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-B
          Closing Date, (T) 8.14%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-B Closing Date, (U) 8.16%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-B Closing Date, (V) 8.18%, with respect to any Determination
          Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-B Closing Date, (W) 8.19%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-B Closing Date, or (X) 8.20%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-B Closing Date.

          Section 6.  AMENDMENT OF SERIES 1995-A INSURANCE AND INDEMNITY
AGREEMENT.

          (a) Paragraph (l) of Section 5.01 in the Series 1995-A Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (l) the Cumulative Default Rate shall be equal to or greater than
          (A) 3.61%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-A Closing Date, (B) 6.90%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-A Closing Date, (C) 9.46%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-A Closing Date, (D) 11.40%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-A Closing Date, (E) 12.30%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-A Closing Date, (F) 13.31%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-A Closing Date, (G) 14.28%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-A Closing Date, (H) 15.15%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-A Closing Date, (I) 15.88%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-A Closing Date, (J) 16.57%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-A Closing Date, (K) 16.97%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-A Closing Date, (L) 17.33%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-A Closing Date, (M) 17.56%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-A
          Closing Date, (N) 17.74%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-A Closing Date, (O) 17.92%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-A Closing Date, (P) 18.04%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-A Closing Date, (Q)
          18.12%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-A Closing Date, (R) 18.19%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-A Closing Date,
          (S) 18.24%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-A Closing Date, (T) 18.28%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-A
          Closing Date, (U) 18.32%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-A Closing Date, (V) 18.34%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-A Closing Date, (W) 18.36%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-A Closing Date, or (X) 18.38%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-A Closing Date.

          (b) Paragraph (m) of Section 5.01 in the Series 1995-A Insurance and Indemnity Agreement is amended to read in its entirety as follows:

               (m) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.71%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-A Closing Date, (B) 3.23%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-A Closing Date, (C) 4.40%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-A Closing Date, (D) 5.25%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-A Closing Date, (E) 5.66%, with respect to any Determination
          Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-A Closing Date, (F)
          6.06%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-A Closing Date, (G) 6.44%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-A Closing Date,
          (H) 6.79%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-A Closing Date, (I) 7.08%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-A
          Closing Date, (J) 7.36%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-A Closing Date, (K) 7.51%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-A Closing Date, (L) 7.66%, with respect to any Determination
          Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-A Closing Date, (M)
          7.74%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-A Closing Date, (N) 7.83%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-A Closing Date,
          (O) 7.91%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-A Closing Date, (P) 7.96%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-A Closing Date,
          (Q) 7.99%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-A Closing Date, (R) 8.03%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-A
          Closing Date, (S) 8.06%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-A Closing Date, (T) 8.08%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-A Closing Date, (U) 8.10%, with respect to any Determination
          Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-A Closing Date, (V)
          8.11%, with respect
          to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-A
          Closing Date, (W) 8.13%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-A Closing Date, or (X) 8.14%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-A Closing Date.

          Section 7.  COUNTERPARTS.

          This Amendment to the Insurance and Indemnity Agreements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Insurance and Indemnity Agreements.

          Section 8.  INSURANCE AND INDEMNITY AGREEMENTS.

          Except as provided herein, all provisions, terms and conditions of the Insurance and Indemnity Agreements shall remain in full force and effect.
 As amended hereby, the Insurance and Indemnity Agreements are ratified and confirmed in all respects.

          Section 9. AUTHORIZATION. By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of each of Olympic Automobile Receivables Trust 1996-A, Olympic Automobile Receivables Trust 1995-E, Olympic Automobile Receivables Trust 1995-D, Olympic Automobile Receivables Trust 1995-C, Olympic Automobile Receivables Trust 1995-B and Olympic Automobile Receivables Trust 1995-A, each in accordance with Section
6.3 of the respective Trust Agreements, to execute this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the respective Insurance and Indemnity Agreements specified below as of the date set forth on the first page hereof.

                                With respect to each Insurance and
                                Indemnity Agreement:

                                FINANCIAL SECURITY ASSURANCE INC.

                                By:

                                   Name:

                                   Title:  Authorized Officer


                                OLYMPIC RECEIVABLES FINANCE CORP.

                                By:

                                  Name:

                                  Title:


                                OLYMPIC FINANCIAL LTD.

                                By:

                                  Name:

                                  Title:

                                With respect to Series 1996-A Insurance and
                                Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity

                                Agreement, Series 1995-C Insurance and
                                Indemnity Agreement, and Series 1995-B
                                Insurance and Indemnity Agreement:

                                OLYMPIC FIRST GP INC.

                                By:

                                  Name:

                                  Title:


                                OLYMPIC SECOND GP INC.

                                By:

                                  Name:

                                  Title:


                                With respect to Series 1996-A Insurance and
                                Indemnity Agreement only:

                                OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-A

                                By: Mellon Bank (DE), National Association,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                  By:

                                    Name:

                                    Title:

                                With respect to Series 1995-E Insurance and
                                Indemnity Agreement only:

                                OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-E

                                By: Wilmington Trust Company,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                  By:

                                    Name:

                                    Title:


                                With respect to Series 1995-D Insurance and
                                Indemnity Agreement only:

                                OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-D

                                By: Wilmington Trust Company,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                  By:

                                    Name:

                                    Title:


                                With respect to Series 1995-C Insurance and
                                Indemnity Agreement only:

                                OLYMPIC AUTOMOBILE RECEIVABLES
                                  TRUST, 1995-C

                                By:  Wilmington Trust Company,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                By:

                                   Name:

                                   Title:

                                With respect to Series 1995-B Insurance and
                                Indemnity Agreement only:


                                OLYMPIC AUTOMOBILE RECEIVABLES
                                  TRUST, 1995-B

                                By:  Wilmington Trust Company,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                By:
                                   Name:

                                   Title:

                                With respect to Series 1995-A Insurance and
                                Indemnity Agreement only:

                                OLYMPIC AUTOMOBILE RECEIVABLES
                                  TRUST, 1995-A

                                By:  Wilmington Trust Company,

                                  not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

                                By:
                                   Name:

                                   Title: